Exhibit 3.9

CERTIFICATE OF INCORPORATION

OF

YELLOW CONSOLIDATION SERVICES, INC.

FIRST: The name of the corporation is Yellow Consolidation Services, Inc.

SECOND: The address of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name of the registered agent of the corporation at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the corporation is authorized to issue is five thousand (5,000) shares of common stock, having a par value of one dollar ($1.00) per share.

FIFTH: The business and affairs of the corporation shall be managed by the board of directors, and the directors need not be elected by ballot unless required by the bylaws of the corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to adopt, amend or repeal the bylaws.

SEVENTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

EIGHTH: The corporation reserves the right to amend and repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

NINTH: The incorporator is William F. Martin, Jr., whose mailing address is P.O. Box 7563, Overland Park, Kansas 66207.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand and seal this 10th day of July, 1992.

/s/ William F. Martin, Jr.
William F. Martin, Jr.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Yellow Consolidation Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered ‘FIRST’ so that, as amended, said Article shall be and read as follows: “The name of the Corporation is YCS International, Inc.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by William F. Martin, Jr., Vice President, this 6th day of November, 1998.

By:	/s/ William F. Martin, Jr.
Authorized Officer

Printed Name:	William F. Martin, Jr.

Title:	Vice President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

YCS International, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholder of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the article thereof numbered “THIRD” so that, as amended, said Article shall be and read as follows:

“The Corporation is organized for the purpose of engaging in any act or activity within the lawful business purposes for which corporations may now or hereafter be organized under the General Corporation Law of the state of Delaware and to conduct business as a forwarder of merchandise internationally and domestically, to act as a domestic and international carrier of goods, to engage in any and all phases of transportation, storage and carriage, and to engage in customhouse brokerage work.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholder of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by William F. Martin, Jr., Secretary, this 24th day of November, 1999.

By:	/s/ William F. Martin, Jr.
Authorized Officer

Printed Name:	William F. Martin, Jr.

Title:	Secretary

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

YCS International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the state of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors, a resolution was duly approved setting forth a proposed amendment of the Certificate of Incorporation of said corporation and declaring said amendment to be advisable and calling a meeting of the stockholder of the corporation in consideration thereof. The Resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the article thereof numbered “FIRST” so that, as amended, said article shall be and read as follows:

“The name of the Corporation is Yellow Global, Inc.”

SECOND: That thereafter, pursuant to resolution of the Board of Directors, a special meeting of the stockholder of said corporation was duly called and held upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of section 242 of the General Corporation Law of the state of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused the certificate to be signed by William F. Martin, Jr., Secretary, the 3rd day of March, 2000.

By:	/s/ William F. Martin Jr.
Authorized Officer

Name:	William F. Martin Jr.

Title:	Secretary

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 266 OF THE

DELAWARE GENERAL CORPORATION LAW

AND SECTION 18-214 OF THE

LIMITED LIABILITY COMPANY ACT

Yellow Global, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY AS FOLLOWS:

1.	The name of the Corporation immediately prior to filing this Certificate of Conversion is:

YELLOW GLOBAL, INC.

2.	The jurisdiction of the Corporation immediately prior to filing this Certificate of Conversion is:

Delaware

3.	The date the Certificate of Incorporation was filed on is:

July 30, 1992.

4.	The jurisdiction where the Corporation was first created is:

Delaware:

5.	The original name of the Corporation as set forth in the Certificate of Incorporation is:

YELLOW CONSOLIDATION SERVICES, INC.

6.	The name of the limited liability company as set forth in the Certificate of Formation is:

YELLOW GLOBAL, LLC

7.	The conversion has been approved in accordance with the provisions of Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer, also being an authorized person, this 30th day of September, 2000.

YELLOW GLOBAL, INC.

By:	/s/ William F. Martin Jr.
	Name:	William F. Martin Jr.
	Title:	Secretary
An authorized person

CERTIFICATE OF FORMATION

OF

YELLOW GLOBAL LLC

The undersigned, for the purpose of forming a limited liability company pursuant to Section 18-201 of the Limited Liability Company Act of the State of Delaware (the “LLCA”) and in accordance with Section 18-206 of the LLCA, does hereby certify the following:

FIRST: The name of the limited liability company is: Yellow Global, LLC.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, Newcastle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Yellow Global, LLC this 30th day of September, 2000.

/s/ William F. Martin Jr.
Name:	William F. Martin Jr.
Title:	Secretary
An authorized person

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE

CERTIFICATE OF CONVERSION

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON SEPTEMBER 29, 2000

Yellow Global, Inc, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

1.	The name of the corporation is Yellow Global, Inc.

2.	That a Certificate of Conversion was filed by the Secretary of State of Delaware on September 29, 2000 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

Bringing back original name to enable us to file a stock change amendment that was approved but never filed.

4.	The conversion of Yellow Global, Inc. to a Delaware Limited Liability Company named Yellow Global, LLC should be nullified and voided.

IN WITNESS WHEREOF, Yellow Global, Inc. has caused this Certificate to be signed by William F. Martin, Jr. this 16th day of March, 2001.

Yellow Global, Inc.

By:	/s/ William F. Martin, Jr.
William F. Martin, Jr.
Vice President

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE

CERTIFICATE OF FORMATION

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON SEPTEMBER 29, 2000

Yellow Global, LLC, an llc formed and existing under and by virtue of the limited liability act of the State of Delaware.

DOES HEREBY CERTIFY:

1.	The name of the entity is Yellow Global, LLC

2.	That a Certificate of Formation was filed by the Secretary of State of Delaware on September 29, 2000 and that said Certificate requires correction as permitted by Section 18211 of the General Corporation Law of the State of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

Bringing back original entity to enable us to file a stock change amendment that was approved but never filed.

4.	The formation to a Delaware Limited Liability Company named Yellow Global, LLC should be nullified and voided.

IN WITNESS WHEREOF, Yellow Global, LLC has caused this Certificate to be signed by William F. Martin, Jr. this 16th day of March, 2001.

Yellow Global, LLC

By:	/s/ William F. Martin, Jr.
Manager William F. Martin, Jr.

CERTIFICATE OF CORRECTION FILED TO CORRECT

A CERTAIN ERROR IN THE CERTIFICATE OF AMENDMENT

YELLOW GLOBAL, INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON MARCH 10, 2000

Yellow Global, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.	The name of the corporation is Yellow Global, Inc.

2.	That a Certificate of Amendment of the Certificate of Incorporation was filed by the Secretary of State of Delaware on March 10, 2000 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	The inaccuracy or defect of said Certificate to be corrected is as follows:

Changing the name back to original name of YCS International, Inc. enabling us to file a stock change amendment that was approved but never filed.

4.	The name change from YCS International, Inc. to Yellow Global, Inc. should be nullified and voided.

IN WITNESS WHEREOF, said Yellow Global, Inc. has caused this Certificate to be signed by William F. Martin, Jr. its Vice President, this 16th day of March, 2001.

Yellow Global, Inc.

By:	/s/ William F. Martin Jr.
Vice President William F. Martin Jr.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

YCS International, Inc, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows: “The total number of shares of stock which the Corporation is authorized to issue is 200,000 (two hundred thousand) shares of common stock, having a par value of $100 (one hundred) dollars per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by William F. Martin, Jr., Vice President, this 15th day of May, 1999.

By:	/s/ William F. Martin, Jr.
Authorized Officer

Printed Name:	William F. Martin, Jr.

Title:	Vice President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

YCS International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows: “The name of the Corporation is Yellow Global, Inc.”

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by William F. Martin, Jr., vice President, this 19th day of March, 2001.

By:	/s/ William F. Martin, Jr.
Authorized Officer

Printed Name:	William F. Martin, Jr.

Title:	Vice President

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 266 OF THE

DELAWARE GENERAL CORPORATION LAW

AND SECTION 18-214 OF THE

LIMITED LIABILITY COMPANY ACT

Yellow Global, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY AS FOLLOWS:

1.	The name of the Corporation immediately prior to filing this Certificate of Conversion is:

YELLOW GLOBAL, INC.

2.	The jurisdiction of the Corporation immediately prior to filing this Certificate of Conversion is:

Delaware

3.	The date the Certificate of Incorporation was filed on is:

July 30, 1992.

4.	The jurisdiction where the Corporation was first created is:

Delaware

5.	The original name of the Corporation as set forth in the Certificate of Incorporation is:

YELLOW CONSOLIDATION SERVICES, INC.

6.	The name of the limited liability company as set forth in the Certificate of Formation is:

YELLOW GLOBAL, LLC

7.	The conversion has been approved in accordance with the provisions of Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer, also being an authorized person, this 19th day of March, 2001.

YELLOW GLOBAL, INC.

By:	/s/ William F. Martin, Jr.

Name:	William F. Martin, Jr.

Title:	Secretary
An authorized person

CERTIFICATE OF FORMATION

OF

YELLOW GLOBAL, LLC

The undersigned, for the purpose of forming a limited liability company pursuant to Section 18-201 of the Limited Liability Company Act of the State of Delaware (the “LLCA”) and in accordance with Section 18-206 of the LLCA, does hereby certify the following:

FIRST: The name of the limited liability company is: Yellow Global, LLC

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Yellow Global, LLC this 19th day of March, 2001

YELLOW GLOBAL, LLC

By:	/s/ William F. Martin, Jr.

Name:	William F. Martin, Jr.

Title:	Secretary
An authorized person

CERTIFICATE OF AMENDMENT

OF

YELLOW GLOBAL, LLC

1.	The name of the limited liability company is Yellow Global, LLC.

2.	Article First of the Certificate of Formation of the limited liability company shall be amended to read in its entirety as follows:

“FIRST: The name of the limited liability company is Yellow GPS, LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Yellow Global, LLC this 21st day of August, 2003.

By:	/s/ Michelle A. Russell
Name:	Michelle A. Russell
Title:	Vice President and Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

YELLOW GPS, LLC

1.	The name of the limited liability company is Yellow GPS, LLC.

2.	Article First of the Certificate of Formation of the limited liability company shall be amended to read in its entirety as follows:

“FIRST: The name of the limited liability company is MIQ LLC.”

3.	Subsequent to the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, the limited liability company intends to file a Registration of Trade Name in New Castle County, Delaware to be able to operate under the trade name: “Meridian IQ”.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Yellow GPS, LLC this 21st day of July, 2004.

By:	/s/ Brenda Landry
Name:	Brenda Landry
Title:	Vice President and Assistant Secretary and Authorized Person

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: MIQ LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

FIRST: The name of the corporation is YRC LOGISTICS GLOBAL, LLC

3.	This Certificate of Amendment shall be effective July 2, 2007.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 13th day of June, A.D. 2007.

MIQ LLC

By:	/s/ James D. McMullen
Authorized Person(s)

Name:	James D. McMullen
Print or Type
Vice President and Secretary